Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Genesis Financial Solutions, Inc. 15220 NW Greenbrier Parkway, Suite 200 Beaverton, Oregon 97006

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Genesis Financial Solutions, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to receivables related to a portfolio of revolving private label credit card accounts in connection with the proposed offering of Genesis Private Label Amortizing Trust 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 11, 2020, representatives of the Company provided us with a credit card receivable accounts listing, with respect to 706,272 credit card receivable accounts (the “Credit Card Account Listing”).  At the Company’s instruction, we randomly selected 150 credit card receivable accounts (the “Selected Accounts”) from the Credit Card Account Listing.

Further, on June 9, 2020, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2020, with respect to 719,492 credit card receivable accounts (the “Statistical Data File”), including 146 of the 150 Selected Accounts.  The remaining 146 Selected Accounts are hereinafter referred to as the Sample Accounts.

At your instruction, we performed certain comparisons and recomputations for each of the Sample Accounts relating to the characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

   Characteristics
1. Account number (for informational purposes only) 2. State 3. Open date 4. Annual percentage rate (APR)	5. Credit limit amount 6. Credit type 7. Current FICO score 8. Account age

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived an electronic loan file, prepared, created, and delivered by the Company, from the servicer system as of the close of business May 31, 2020 (the “Servicer System File”).

We compared Characteristic 8. to the difference (in months) between (i) the first funded date (as set forth on the Statistical Data File) and (ii) May 31, 2020.

For purposes of our procedures and at your instruction:

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with respect to our comparison of Characteristic 6., a credit type of (i) “Furniture and Mattress,” as set forth on the Statistical Data File, is deemed to be “in agreement” with a credit type of “Furniture,” as set forth on the Servicer System File; (ii) “Healthcare,” as set forth on the Statistical Data File, is deemed to be “in agreement” with a credit type of “Medical,” as set forth on the Servicer System File; and (iii) “The Home Depot,” as set forth on the Statistical Data File, is deemed to be “in agreement,” with a credit type of “Other” as set forth on the Servicer System File; and

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with respect to our comparison of Characteristic 7., a current FICO score of “NULL,” as set forth on the Statistical Data File, is deemed to be “in agreement” with a current FICO score of “0,” as set forth on the Servicer System File.

The Servicer System File and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Accounts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the credit card receivable accounts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the credit card receivable accounts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 6, 2020